                                                               EXHIBIT 10.5(a)

COAST


                          EXTENSION AGREEMENT AND
                        AMENDMENT TO LOAN DOCUMENTS



BORROWER:     ROSS SYSTEMS, INC.
ADDRESS:      555 TWIN DOLPHIN DR.
              REDWOOD CITY, CALIFORNIA

DATE:         MARCH 21, 1997


     THIS EXTENSION AGREEMENT AND AMENDMENT TO LOAN DOCUMENTS is entered into between COAST BUSINESS CREDIT, a division of Southern Pacific Thrift & Loan Association ("Coast"), whose address is 12121 Wilshire Blvd., Suite 1111, Los Angeles, California and the borrower named above (the "Borrower").

     The Parties agree to amend, effective as of the date hereof the following: (1) the Loan and Security Agreement between them, dated October 11, 1994 (as amended by the First Amendment to Loan and Security Agreement dated October 11, 1994, by the Extension Agreement and Amendment to Loan Documents dated August 18, 1995 and as the same may have been otherwise amended, the "Loan Agreement"); (2) that certain Accounts Collateral Security Agreement between them, dated October 11, 1994 (as amended by the First Amendment to Loan and Security Agreement dated October 11, 1994, by the Extension Agreement and Amendment to Loan Documents dated August 18, 1995 and as the same may have been otherwise amended, the "Accounts Agreement"); and
(3) that certain Secured Promissory Note dated October 11, 1994, as amended by that by the Extension Agreement and Amendment to Loan Documents dated August 18, 1995 (the "Note"), as set forth herein. (This Amendment, the Loan Agreement, the Accounts Agreement, the Note, any prior written amendments to said agreements signed by Coast and the Borrower, and all other written documents and agreements between Coast and the Borrower are referred to herein collectively as the "Loan Documents". Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

     1. REFERENCES TO COASTFED. All references to CoastFed Business Corporation in the Loan Documents are hereby amended to be references to Coast Business Credit, a division of Southern Pacific Thrift & Loan Association (formerly known as CoastFed Business Corporation); and the defined term of CoastFed in all the Loan Documents is hereby amended to be "Coast."

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COAST BUSINESS CREDIT      EXTENSION AGREEMENT AND AMENDMENT TO LOAN DOCUMENTS
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      2.  INCREASE IN CREDIT LINE AMOUNT.  The last sentence of Section 1.1 of the Loan Agreement which now reads "Notwithstanding anything herein or in any Collateral Agreement to the contrary, in no event shall the Borrower permit the total balance of all Loans and all other Obligations outstanding at any one time to exceed $10,000,000; and, if for any reason they do, Borrower shall immediately pay the amount of such excess to Coast in immediately available funds." is hereby deleted and replaced with the following:

      "Notwithstanding anything herein or in any Collateral Agreement to the contrary, in no event shall the Borrower permit the total balance of all Loans and all other Obligations outstanding at any one time to exceed $15,000,000; and, if for any reason they do, Borrower shall immediately pay the amount of such excess to Coast in immediately available funds."

      3.  EXTENSION OF MATURITY DATE.   The Maturity Date "October 31, 1997"
set forth in Section 8 of the Loan Agreement is amended to read as follows:
"October 31, 2000".

      4. MODIFIED SECTION 2.1. Section 2.1 of the Accounts Agreement is hereby amended in its entirety to read as follows:

      "2.1 AMOUNT OF LOANS. Provided no Event of Default has occurred, Coast agrees to make Loans to Borrower, repayable on demand, in amounts up to
      (I) 75% of the Net Amount of each Account, which Coast in its sole and absolute discretion deems eligible for borrowing PLUS (II) the lesser of 75% of the Net Amount of each UK Account (as defined below and with respect to which Coast in its sole and absolute discretion deems eligible for borrowing) or $1,000,000 outstanding at any one time; PROVIDED, HOWEVER, that:

      (a) In no event may the outstanding Loans with respect to Accounts representing 'Maintenance Receivables' exceed the 'Maintenance Receivables Sublimit'. As used herein, 'Maintenance Receivables' means receivables arising from invoices presented to Borrower's customers for future services that Borrower may render, on account of future maintenance, to such customers outstanding no more than 120 days from their due date. As used herein, 'Maintenance Receivables Sublimit' shall be, as of the end of each of Borrower's fiscal quarters, equal to the lesser of (I) $7,000,000 or (II) Borrower's total revenues during the four fiscal quarters ended on such date, divided by $71,265,000, and then multiplying the resulting number by $4,000,000.

      The Borrower shall provide to Coast the information necessary to compute the adjustment to the Maintenance Receivables Sublimit at the time Borrower submits to Coast its quarterly and annual financial statements under Section 3.8 of the Loan Agreement, and the adjustment to the Maintenance Receivables Sublimit shall go into effect on Coast's completion of its review of

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COAST BUSINESS CREDIT      EXTENSION AGREEMENT AND AMENDMENT TO LOAN DOCUMENTS
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      said financial statements (which shall be completed by Coast within five business days after receipt of the same).

      (b) Coast shall have the right to reserve from Loans which would otherwise be available to the Borrower in each month an amount equal to the maximum amount payable to Argonaut Information Systems of California, Inc. ("Argonaut") during the following month, under the Intercreditor Agreement among Borrower, Coast and Argonaut dated as of June 30, 1995. The term "Net Amount" of an Account, as used herein, shall mean the gross amount of the Account, minus all applicable sales, use, excise and other similar taxes and minus all discounts, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed.

      (c) Without limitation that the determination regarding which Accounts are deemed eligible for borrowing purposes hereunder is in sole discretion of Coast, Accounts (other than UK Accounts) outstanding for greater than 120 days from their due date shall not be considered eligible for borrowing purposes hereunder. Further, if more than 25% of the Accounts owing from an account debtor are outstanding more than 120 days from their due date (without regard to unapplied credits) or are otherwise not eligible Accounts, then all Accounts owing from that account debtor will be deemed ineligible for borrowing.

      (d) Without limitation that the determination regarding which UK Accounts are deemed eligible for borrowing purposes hereunder is in sole discretion of Coast, UK Accounts outstanding for greater than 60 days from their due date shall not be considered eligible for borrowing purposes hereunder. Further, if more than 25% of the UK Accounts owing from an account debtor are outstanding more than 60 days from their due date (without regard to unapplied credits) or are otherwise not eligible UK Accounts, then all UK Accounts owing from that account debtor will be deemed ineligible for borrowing.

      (d) As used herein the term "UK Accounts" shall mean those accounts, contract rights, chattel paper, and instruments, and all other obligations now or hereafter owing to Ross Systems (UK) Limited.

      (e) All Loans pursuant hereto are subject to the credit limit set forth in the last sentence of Section 1.1 of the Loan Agreement.

      5. UK ACCOUNTS. Borrower hereby acknowledges and agrees that all representations, warranties and covenants set forth in the Accounts Agreement with respect to Accounts are hereby deemed made by the Borrower as to the UK Accounts, with the understanding that such representations, warranties and covenants are considered modified (a) to refer to obligations owing to Ross Systems (UK) Limited rather than obligations owing to the Borrower and (b) that the account debtors relating thereto may be located outside of the United States.

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COAST BUSINESS CREDIT      EXTENSION AGREEMENT AND AMENDMENT TO LOAN DOCUMENTS
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      6.  CHANGE IN INTEREST RATE.  Section 1.2 of the Loan Agreement is
hereby amended in its entirety to read as follows:

      "1.2 INTEREST. Unless specifically provided to the contrary in any Collateral Agreement, all Loans shall bear interest at a rate equal to the "Prime Rate" (as hereinafter defined), plus 2% per annum, calculated on the basis of a 360-day year for the actual number of days elapsed.

      The interest rate applicable to all Loans shall be adjusted monthly as of the first day of each month, and the interest to be charged for that month shall be based on the highest "Prime Rate" in effect during said month, but in no event shall the rate of interest charged on any Loans in any month be less than 9% per annum. "Prime Rate" is defined as the actual "Reference Rate" or the substitute therefor of the Bank of America NT & SA ("B of A") whether or not that rate is the lowest interest rate charged by B of A. If the Prime Rate, as defined, is unavailable, "Prime Rate" shall mean the highest of the prime rates published in the Wall Street Journal on the first business day of the month, as the base rate on corporate loans at large U.S. money center commercial banks."

      7. TERMINATION FEE. Section 8 of the Loan Agreement is hereby amended by replacing the sentence which presently reads "If termination occurs under subparagraph (b), (c) or (d) above, Borrower shall pay to Coast a termination fee in an amount equal to $10,000 for each month (or portion thereof) from the effective date of termination to the date which would have been the next renewal date had this Loan Agreement not been terminated, provided that if the total $200,000 loan fee under the Extension Agreement and Amendment to Loan Documents between Borrower and Coast dated as of August 18, 1995 has been paid in full by Borrower, then the following limitations on the termination fee shall apply: if termination is effective during the month of November 1996, the termination fee shall be a total of $20,000, if termination is effective during the month of December 1996, the termination fee shall be a total of $10,000, and if termination is effective after December 31, 1996, there shall be no termination fee." with the following:

      "If termination occurs under subparagraph (b), (c) or (d) above, Borrower shall pay to Coast a termination fee in an amount equal to $10,000 for each month (or portion thereof) from the effective date of termination to the date which would have been the next renewal date had this Loan Agreement not been terminated, provided that if the total of $300,000 in loan fees (that is, each of the three fees of $100,000) under section 9 of the Extension Agreement and Amendment to Loan Documents between Borrower and Coast dated as of March 21, 1997 has been paid in full by Borrower, then the following limitations on the termination fee shall apply: if termination is effective during the month of November 1999, the termination fee shall be a total of $20,000, if termination is effective during the month of December 1999, the termination fee shall be a total of $10,000,

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COAST BUSINESS CREDIT      EXTENSION AGREEMENT AND AMENDMENT TO LOAN DOCUMENTS
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      and if termination is effective after December 31, 1999, there shall be no termination fee."

      8. NOTE MODIFICATION. The second paragraph of the Secured Promissory Note dated October 11, 1994 ("Note"), made by the Borrower to Coast, as amended, is hereby deleted and replaced with the following:

      "This Note shall bear interest on the unpaid principal balance hereof from time to time outstanding at a rate equal to the "Prime Rate" (as hereinafter defined) plus 2% per annum, but in no event shall the interest rate in any month be less than 9% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. As used herein, the term "Prime Rate" shall mean the actual "Reference Rate" or the substitute therefor of the Bank of America NT & SA whether or not that rate is the lowest interest rate charged by said bank. The interest rate applicable to this Note shall be adjusted monthly, as of the first day if each month, and the interest rate charged during each month shall be based on the highest Prime Rate in effect during said month. If the Prime Rate is unavailable, "Prime Rate" shall mean the highest of the prime rates published in the Wall Street Journal on the first business day of the month, as the base rate of corporate loans at large U.S. money center banks. Accrued interest shall be payable monthly, in addition to the principal payments provided above, commencing on March 31, 1997, and continuing on the last day of each succeeding month."

      All other terms and conditions of the Note shall remain the same.

      9. FEE. In consideration for Coast entering into this Extension and Amendment, the Borrower shall pay Coast an annual loan fee in the amount of $100,000, which shall be non-refundable and in addition to all interest and other fees payable to Coast under the Loan Documents. Said fee shall be payable on November 1, 1997, November 1, 1998 and November 1, 1999. Coast is authorized to charge said fee to Borrower's loan account.

      10. REPRESENTATIONS TRUE. Borrower represents and warrants to Coast that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

      11. GENERAL PROVISIONS. This Amendment, the Loan Agreement, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the


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COAST BUSINESS CREDIT      EXTENSION AGREEMENT AND AMENDMENT TO LOAN DOCUMENTS
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subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.


Borrower:                              Coast:

ROSS SYSTEMS, INC.                     COAST BUSINESS CREDIT
                                       CORPORATION, a division of Southern
                                       Pacific Thrift & Loan Association

By /s/   James P. Tinley               By /s/   [Illegible]
   -----------------------------          ------------------------------
    President or Vice President        Title
                                            ----------------------------

By /s/   James A. Watts
   -----------------------------
   Secretary or Ass't Secretary







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COAST BUSINESS CREDIT      EXTENSION AGREEMENT AND AMENDMENT TO LOAN DOCUMENTS
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                                  CONSENT

      The undersigned, guarantor, acknowledges that its consent to the foregoing Agreement is not required, but the undersigned nevertheless does hereby consent to the foregoing Agreement and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Guarantee of the undersigned, which is hereby ratified and affirmed.

                          ROSS SYSTEMS (UK) LIMITED


                          By /s/   James P. Tinley
                             ----------------------------
                          Title   Director
                             ----------------------------




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